Supplement dated November 10, 1998
                  to the Statement of Additional Information
                           dated February 27, 1998
                           of the Exeter Fund, Inc.


                            Blended Asset Series I
                           Blended Asset Series II
                           Flexible Yield Series I
                           Flexible Yield Series II
                          Flexible Yield Series III
                              Tax Managed Series
                               Defensive Series
                            Maximum Horizon Series


The  Statement  of  Additional  Information  dated February 27, 1998 is hereby
amended  and  supplemented  as  follows.   The following paragraph will appear
under "Risk and Investment Policies" on page B-2:

Year 2000 Technology Risk

     Like most investment companies, the Fund and the Series rely on computers in conducting daily business and processing information. There is a concern that on January 1, 2000 some computer programs will be unable to recognize the new year and as a consequence computer malfunctions will occur. The Advisor is taking steps that it believes are reasonably designed to address this potential problem and to obtain satisfactory assurance from other service providers to the Fund and Series that they are also taking steps to address the issue. There can, however, be no assurance that these steps will be sufficient to avoid any adverse impact of the Fund, the Series or shareholders.






Dated:          November 10, 1998

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